SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2000


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
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               (Exact Name of Registrant as Specified in Charter)



                                        001-13211
                                --------------------------
         Connecticut             (Commission File Number)       06-1289928
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 (State or Other Jurisdiction                                (I.R.S. Employer
      of Incorporation)                                     Identification No.)



           One Corporate Drive, Suite 400, Shelton, Connecticut 06484
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               (Address of principal executive offices) (Zip Code)



                                 (203) 925-6800
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                Registrant's telephone number including area code



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         (Former name or former address, if changed since last report.)






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Item 5.      Other Events.

      On May 19, 2000, Information Management Associates, Inc. issued a press release announcing that it has been notified by Nasdaq that the Company's common stock will be delisted from the Nasdaq National Market effective as of the opening of business on May 19, 2000 (the "Press Release"). The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits

             Exhibit No.                  Description
             -----------                  -----------
                99.1                      Press Release dated May 19, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 19, 2000                   INFORMATION MANAGEMENT
                                      ASSOCIATES, INC.



                                      By:  /s/ John A. Piontkowski
                                           -------------------------------------
                                           Name:  John A. Piontkowski
                                           Title: Chief Financial Officer






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                                  Exhibit Index
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                  Exhibit No.                        Exhibit
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                     99.1              Press Release dated May 19, 2000